UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) – September 3, 2026

COOPER-STANDARD HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36127	20-1945088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40300 Traditions Drive,	Northville	Michigan	48168
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code (248) 596-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CPS	New York Stock Exchange
Preferred Stock Purchase Rights	-	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Amendment to ABL Agreement

On September 3, 2026, certain subsidiaries of Cooper-Standard Holdings Inc. (the “Company”), namely CS Intermediate Holdco 1 LLC (“Holdings”), Cooper-Standard Automotive Inc. (the “U.S. Borrower”), Cooper-Standard Automotive Canada Limited (the “Canadian Borrower”), and certain other subsidiaries of the U.S. Borrower, entered into Amendment No. 6 (the “Sixth Amendment”) to the Third Amended and Restated Loan Agreement (as in effect immediately prior to the Sixth Amendment, the “Existing Loan Agreement”, and as amended, the “Amended ABL Facility”) with certain lenders, Bank of America, N.A., as agent, and the other parties thereto.

    Upon the closing of the Sixth Amendment, the Sixth Amendment amended the Existing Loan Agreement to, among other things:

•Increase the commitments by an aggregate principal amount of $20,000,000 (for an aggregate total commitment amount of $200,000,000), which commitments may, pursuant to the terms of the Amended ABL Facility, be allocated between the U.S. facility amount and Canadian facility amount;
•Extend the maturity date of the commitments under the Amended ABL Facility for each lender to September 3, 2031;
•Decrease the applicable margin for borrowings bearing interest based on the Secured Overnight Financing Rate (SOFR), the Canadian Overnight Repo Rate Average (CORRA), a base rate or a prime rate, such that revolving loans are priced by reference to a grid based on the average quarterly availability, with the margins ranging from 150 basis points to 200 basis points (for borrowings bearing interest based on SOFR or CORRA) and 50 basis points to 100 basis points (for borrowings bearing interest based on a base rate or prime rate); and
•Remove the credit spread adjustments with respect to SOFR and CORRA.

The foregoing description of the Sixth Amendment is not complete and is qualified in its entirety by reference to the full text of the Sixth Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are furnished pursuant to Item 9.01 of Form 8-K:

Exhibit 10.1    Sixth Amendment, dated as of September 3, 2026, to the Third Amended and Restated Loan Agreement, among CS Intermediate Holdco 1 LLC, Cooper-Standard Automotive Inc., Cooper-Standard Automotive Canada Limited, Cooper-Standard Automotive International Holdings B.V., certain subsidiaries of Cooper-Standard Automotive Inc., the lenders party thereto and Bank of America, N.A. as agent for such lenders.
    Exhibit 104        The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Cooper-Standard Holdings Inc.

/S/ MARYANN PETERSON KANARY
Name:	MaryAnn Peterson Kanary
Title:	Senior Vice President, Chief Legal Officer and Secretary
Date: September 10, 2026